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                                                                   EXHIBIT 10.28

                                   iSKY, INC.

                      1999 STOCK OPTION/STOCK ISSUANCE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


I.       PURPOSE OF THE PLAN

                  This 1999 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of iSky, Inc. (the "Corporation"), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Corporation's service.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A. The Plan shall be divided into two separate equity programs:

                  1. the "Discretionary Option Grant Program" under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                  2. the "Stock Issuance Program" under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

         B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.     ADMINISTRATION OF THE PLAN

         A. Except as provided in Paragraph B of this Section III, the Plan shall be administered by the Board or one or more committees appointed by the Board, provided that (1) beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders, and (2) administration of the Plan may otherwise, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee.

         B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.



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The Board may also at any time terminate the functions of any Secondary
Committee and reassume all powers and authority previously delegated to such committee.

         C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and the Stock Issuance Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program and/or the Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

         D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV.      ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program are as follows:

                  1. Employees,

                  2. non-employee members of the Board or the board of directors of any Parent or Subsidiary of the Corporation, and

                  3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary of the Corporation).

         B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine:
(i) with respect to option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.



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         C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 10,000,000 shares.

         B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to being exercised in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan.

         C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.       TERMS APPLICABLE TO ALL OPTIONS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A. EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator at a price not less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that the Plan Administrator may fix the exercise price at less than 85% if the Optionee, at the time of the option grant, shall have made a payment to the Corporation (including payment made by means of a salary reduction) equal to



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the excess of the Fair Market Value of the Common Stock on the option grant date over such exercise price.

                  2. The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                           i. cash or check made payable to the Corporation,

                           ii. with respect to the exercise of options after the
Section 12 Registration Date, shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

                           iii. with respect to the exercise of options for
vested shares after the Section 12 Registration Date and to the extent the sale complies with all applicable laws relating to the regulation and sale of securities, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or

                           iv. a reduction in the number of shares of Common
Stock issuable upon exercise of the option by that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date) in excess of the applicable exercise price therefor equal to the aggregate exercise price of the Common Stock to be purchased pursuant to the option.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. EFFECT OF TERMINATION OF SERVICE.

                  1. Subject to the Plan Administrator's authority to vary the terms of each option grant, including, but not limited to provisions regarding exercise of options upon termination for Service or death, the following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                           i. If the Service if the Optionee is terminated by
the Company for "Cause" during the option term, all options exercisable as of the date of termination may be



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exercised by the Optionee at any time within three months following the date of such termination (provided that such exercise must occur within the option term), but not thereafter.

                           ii. If the Service of the Optionee is terminated
voluntarily by the Optionee within the option period, all options exercisable as of the date of such termination may be exercised by the Optionee at any time within three months following the date of such termination (provided that such exercise must occur within the option term), but not thereafter.

                           iii. If the Service of the Optionee is terminated by
Company within the Option Period for any reason other than Cause, "Disability" or death, all options held by the Optionee, whether or not then exercisable, shall become 100% vested and exercisable and may be exercised by Optionee at any time following the date of such termination (provided that such exercise must occur within the option term).

                           iv. If the Optionee dies within the option term,
during his or her Service, options exercisable on the date of death may be exercised by those entitled to do so under his or her will or by the laws of descent and distribution within one year following his or her death (provided that such exercise must occur within the option term), but not thereafter.

                           v. If the Optionee becomes Disabled within the Option
Period and during his or her Service, options exercisable as of the date of such Disability may be exercised within one year following the termination of Service (provided that such exercise must occur within the option term), but not thereafter.

                  2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                           i. extend the period of time for which the option is
to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                           ii. permit the option to be exercised, during the
applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         D. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock and to reserve the right to repurchase any or all of those unvested shares should the Optionee thereafter cease to be in Service to the Corporation. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the



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purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

         G. VESTING PROVISIONS.

                  1. Options granted under the Discretionary Option Grant Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested options issued under the Discretionary Option Grant Program, namely:

                           i. the Service period to be completed by the
Participant or the performance objectives to be attained,

                           ii. the number of installments in which the shares
are to vest,

                           iii. the interval or intervals (if any) which are to
lapse between installments, and

                           iv. the effect which death, Disability or other event
designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those



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shares. To the extent the surrendered shares were previously issued to the
Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.      TERMS APPLICABLE ONLY TO INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

         A. ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I.       STOCK ISSUANCES

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock



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issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below.

II.      STOCK ISSUANCE TERMS

         A. PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                  2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                           i. cash or check made payable to the Corporation, or

                           ii. past services rendered to the Corporation (or any
Parent or Subsidiary).

         B. VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                           i. the Service period to be completed by the
Participant or the performance objectives to be attained,

                           ii. the number of installments in which the shares
are to vest,

                           iii. the interval or intervals (if any) which are to
lapse between installments, and

                           iv. the effect which death, Disability or other event
designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the



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Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

I.       SHARE ESCROW/LEGENDS

         Unvested shares issued under the Plan may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

II.      FUNDAMENTAL CHANGES

         A. Except as otherwise provided in the agreements evidencing an option, each outstanding option under the Discretionary Option Grant Program or stock issued under the Stock Issuance Program shall automatically accelerate in the event of a Fundamental Change so that each such option shall, immediately prior to the effective date of the Fundamental Change, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock, provided that an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Fundamental Change, either to be assumed by



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the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Fundamental Change and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The Plan Administrator shall make the determination of option comparability under clause (i) above, and its determination shall be final, binding and conclusive.

         B. Except as otherwise provided in the agreements creating the repurchase rights, outstanding repurchase rights, if any, shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, provided that such repurchase right shall not lapse to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the option is issued or the repurchase right is created.

         C. Immediately upon the consummation of the Fundamental Change, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         D. Each option which is assumed in connection with a Fundamental Change shall be appropriately adjusted, immediately after such Fundamental Change, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Fundamental Change had the option been exercised immediately prior to such Fundamental Change. Appropriate adjustments to reflect such Fundamental Change shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

         E. Repurchase rights which are assigned in connection with a Fundamental Change shall be exercisable with respect to the property issued to the Optionee or Participant upon consummation of such Fundamental Change in exchange for the Common Stock held by the Optionee or Participant subject to the repurchase rights immediately prior to the Fundamental Change.

         F. Except as otherwise limited by the Plan Administrator at the time an Option is granted, vesting under outstanding options will automatically accelerate if the Optionee's compensation is reduced following the effective date of any Fundamental Change in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the expiration of the option term. The portion of any Incentive Option accelerated in connection with a Fundamental Change shall



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remain exercisable as an Incentive Option only to the extent the applicable One
Hundred Thousand Dollar ($100,000) limitation is not exceeded and the provisions governing the exercise and holding period are met. To the extent the applicable dollar limitation is exceeded, such option shall be exercisable as a Non-Statutory Option.

         G. The outstanding options or repurchase rights shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         H. The provisions of this Section II shall similarly apply to successive mergers, consolidations, sales or conveyances

III.     VESTING

                  Notwithstanding any other provision hereof, the vesting
schedule imposed with respect to any option grant or share issuance shall not result in the Optionee or Participant vesting in fewer than 20% per year for five years from the date of the option grant or share issuance.

IV.      TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.



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V.       EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

         B. All options outstanding as of the Plan Effective Date, other than those granted under the iSky, Inc. Stock Option Plan, shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

         C. The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Fundamental Change. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

VI.      AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval if so determined by the Board or pursuant to applicable laws or regulations.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term

Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VII.     USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VIII.    REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Company, the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of the Federal Communications Commission, Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

IX.      NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

X.       FINANCIAL REPORTS

         The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

         A. BOARD shall mean the Corporation's Board of Directors.

         B. CAUSE shall be mean a termination of Service due to (a) fraud, embezzlement or any other crime involving moral turpitude, (b) gross or willful neglect of duty, (c) material breach of any material Company written employee policy or procedure, including but not limited to the Company's code of business conduct, (d) unauthorized disclosure or use of any material confidential information or trade secrets of the Company, (e) material breach of any material document or instrument signed or furnished to the Company, including without limitation any stock option or employment agreement, (f) breach of fiduciary obligation to the Company, (g) willful and repeated failure to comply with the lawful directives of the Company's President, Chief Executive Officer or Board of Directors, (h) failure to adequately perform responsibilities to the Company, as determined by the Company's President, and (i) insubordination.

         C. CODE shall mean the Internal Revenue Code of 1986, as amended.

         D. COMMON STOCK shall mean the Corporation's common stock.

         E. CORPORATION shall mean iSky, Inc., a Delaware corporation and its successors.

         F. DISABLED shall mean a disability in accordance with the provisions of section 22(e)(3) of the Code.

         G. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  i. If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  ii. If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  iii. For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                  iv. For purposes of any option grants made prior to the Underwriting Date, the Plan Administrator shall determine the Fair Market Value, after taking into account such factors as it deems appropriate.

         K. "FUNDAMENTAL CHANGE" means (i) the merger or consolidation of Company with or into another corporation (other than (a) a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of any class of the Company's equity securities, or (b) if the Company is not the continuing corporation, a merger or consolidation (or a series of mergers or consolidations) which result in less than 50% of the surviving company's equity securities or voting power owned by Persons that were stockholders of the Company prior to the first such transaction(s)); or (ii) the sale or conveyance of the property of Company as an entirety or substantially as an entirety (other than a sale or conveyance in which Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by Company); (iii) the dissolution or liquidation of Company; or (iv) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the 1934 Act), or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the 1934 Act, is (including as a result of consolidation or merger, sale, transfer, lease, conveyance or other disposition of assets, or otherwise) or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the total voting power of the Company's equity securities (for purposes of this clause (iv), such person or group shall be deemed to beneficially own any securities of any nature of an entity (the "specified entity") held by any other entity (the "parent entity") so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total equity interests of such parent entity). Notwithstanding the foregoing, the sale or conveyance of the assets of a division of Company that does not constitute a sale of substantially all of Company's assets shall not constitute a Fundamental Change.

         L. INCENTIVE OPTION shall mean an option that satisfies the requirements of Code Section 422.

         M. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         N. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         O. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

         P. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Q. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         R. PLAN shall mean the Corporation's 1999 Stock Option/Stock Issuance Plan, as set forth in this document.

         S. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         T. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.

         U. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders following the Section 12 Registration Date.

         V. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not required hereunder to be administered by the Primary Committee. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         W. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) or Section 15 of the 1934 Act.

         X. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         Y. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         Z. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AA. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         BB. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         CC. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         DD. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         EE. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         FF. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         GG. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                                                         Immediately Exercisable

                                   iSKY, Inc.

                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") pursuant to the 1999 Stock Option/Stock Issuance Plan (the "Plan") to purchase shares of the Common Stock of iSKY, Inc, (the "Corporation"):

                                 Optionee:

                               Grant Date:

                             Grant Number:

                           Exercise Price:

                Vesting Commencement Date:

                  Number of Option Shares:

                          Expiration Date:

                           Type of Option:        Incentive Stock Option           Non-Statutory Stock Option
                                            -----                            -----

                         Date Exercisable:  The Option shall be immediately exercisable for all vested and unvested shares.

         Vesting Schedule:

         The Option Shares shall vest in accordance with the following vesting schedule:

         a. No Option Shares shall vest until _________________ ("Optionee") has completed one (1) year of Service (as defined in the Plan) measured from the Vesting Commencement Date.

         b. On each of the first four anniversaries of the Vesting Commencement Date, twenty-five percent (25%) of the Option Shares shall become vested.

         Optionee understands that the Option is granted pursuant to the Corporation's Plan. By signing below, Optionee agrees to be bound by the terms and conditions of the plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

         Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

         REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

         No Employment or Service Contract. Nothing in this Notice or in the Plan shall confer upon Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation of the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

         Date:                             iSKY, INC.
               ---------------------


                                           By:
                                              ---------------------------------
                                              David Brown
                                              Vice President and General Counsel

                                           OPTIONEE:


                                           By:
                                              ----------------------------------

                                           Print Name:
                                                      --------------------------

                                           Address:
                                                   -----------------------------

                                           -------------------------------------

                                           -------------------------------------

                                                         Immediately Exercisable

                                   isky, INC.

                             STOCK OPTION AGREEMENT

                                    RECITALS

     A. The Board of Directors of the Corporation has adopted that certain 1999 Stock Option/Stock Issuance Plan (the "Plan") for the purpose of attracting and retaining the services of persons who contribute to the growth and financial success of the Corporation.

     B. Optionee is a person who the Plan Administrator believes has and will contribute to the growth and financial success of the Corporation, and to whom an option to purchase shares has been granted on the terms set forth in a Notice of Grant of Stock Option (the "Notice of Grant") accompanying this Agreement.

     C. This Stock Option Agreement together with the Notice of Grant and the Stock Purchase Agreement and Plan attached to the Notice of Grant constitute integral parts of the option agreement.

                                    AGREEMENT

     1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Notice of Grant"), a stock option (the "Option") to purchase up to that number of shares of the Corporation's Common Stock (the "Option Shares") as is specified in the Notice of Grant. The Option Shares shall be purchasable from time to time during the option term at the option price per share (the "Option Price") specified in the Notice of Grant. Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed to such terms in the Plan.

     2. OPTION TERM. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Notice of Grant, unless sooner terminated in accordance with Paragraphs 5, 6 or 18.

     3. LIMITED TRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

     4. DATES OF EXERCISE. This Option may not be exercised in whole or in part at any time prior to the time the Plan is approved by the Corporation's shareholders in accordance with Paragraph 18. Provided such shareholder approval is obtained, this Option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Notice of Grant. As the Option becomes exercisable in one or more installments, the installments shall accumulate and the Option shall remain exercisable for such installments until the Expiration Date (as set forth in the Notice of Grant) or the sooner termination of the Option Term under Paragraph 5 or Paragraph 6 of this Agreement.

     5. SPECIAL TERMINATION OF OPTION TERM. The option term (the "Option Term") specified in Paragraph 2 shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

          A. If the Service of the Optionee is terminated by the Company for "Cause" or voluntarily by the Optionee while this Option is outstanding, then the period for exercising this Option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

          B. If the Service of the Optionee is terminated by Company while this Option is Outstanding for any reason other than Cause, "Disability" or death, all options held by the Optionee, whether or not then exercisable, shall become 100% vested and exercisable and may be exercised by Optionee at any time following the date of such termination and prior to the Expiration Date.

          C. If the Optionee dies while this Option is outstanding and during his or her Service, then the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this Option during the period commencing on the date of death, and ending upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

          D. Should Optionee become permanently disabled and cease by reason thereof to remain in Service while this Option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity for the Corporation or the parent or subsidiary corporation retaining his/her services by reason of any medically determinable physical or mental impairment, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

          E. During the limited period of exercisability applicable under subparagraphs A, C or D above, this Option may be exercised for any or all of the Option Shares for which this Option is, at the time of the Optionee's cessation of Service, vested in accordance with the vesting schedule specified in the Notice of Grant. During the limited period of exercisability applicable under subparagraph B above, this Option may be exercised for any or all of the Option Shares held by Optionee, regardless of whether Optionee had vested in such Option Shares in accordance with the vesting schedule specified in the Notice of Grant.

          F. For purposes of this Paragraph 5 and for all other purposes under this Agreement:

             (i) The Optionee shall be deemed to remain in "Service" for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary entity, whether as an Employee, a non-employee member of the board of directors, or an independent contractor or consultant.

             (ii) The Optionee shall be deemed to be an "Employee" of the Corporation and to continue in the Corporation's employ for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary entities, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

             (iii) An entity shall be considered to be a "subsidiary" entity of the Corporation if it is a member of an unbroken chain of entities beginning with the Corporation, provided each such entity in the chain (other than the last entity) owns, at the time of determination, stock or other similar equity securities possessing 50% or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain.

             (iv) An entity shall be considered to be a "parent" of the Corporation if it is a member of an unbroken chain ending with the Corporation, provided each such entity in the chain (other than the Corporation) owns, at the time of determination, stock or other similar equity securities possessing 50% or more of the total combined voting power of all classes of equity securities in one of the other entity in such chain.

     6. EFFECT OF FUNDAMENTAL CHANGE.

        A. Except as otherwise provided in this Agreement to the contrary, each Option granted hereunder shall automatically accelerate in the event of a Fundamental Change so that each such Option shall, immediately prior to the effective date of the Fundamental Change, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for any or all of those shares as fully-vested shares of the Corporation's Common Stock, provided that an outstanding option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Fundamental Change, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Shares at the time of the Fundamental Change and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares. The Plan Administrator shall make the determination of option comparability under clause (i) above, and its determination shall be final, binding and conclusive.

        B. Except as otherwise provided in the agreements creating the repurchase rights, outstanding repurchase rights, if any, shall terminate automatically, and the shares of the Corporation's Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Fundamental Change, provided that such repurchase right shall not lapse to the extent those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Fundamental Change.

        C. Immediately upon the consummation of the Fundamental Change, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

        D. Each Option which is assumed in connection with a Fundamental Change shall be appropriately adjusted, immediately after such Fundamental Change, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Fundamental Change had the option been exercised immediately prior to such Fundamental Change. Appropriate adjustments to reflect such Fundamental Change shall also be made to the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

        E. Repurchase rights which are assigned in connection with a Fundamental Change shall be exercisable with respect to the property issued to the Optionee upon consummation of such Fundamental Change in exchange for the Corporation's Common Stock held by the Optionee subject to the repurchase rights immediately prior to the Fundamental Change.

        F. Vesting under outstanding Options will automatically accelerate if the Optionee's compensation is reduced following the effective date of any Fundamental Change in which those Options are assumed or replaced and do not otherwise accelerate. Any Options so accelerated shall remain exercisable for fully-vested shares until the Expiration Date. The portion of any Incentive Stock Option accelerated in connection with a Fundamental Change shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded and the provisions governing the exercise and holding period are met. To the extent the applicable dollar limitation is exceeded, such option shall be exercisable as a Non-Statutory Option.

        The outstanding options or repurchase rights shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        G. The provisions of this Section 6 shall similarly apply to successive mergers, consolidations, sales or conveyances.

        H. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. ADJUSTMENT IN OPTION SHARES.

        A. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this Option,
(ii) the number of Option Shares for which this Option is to be exercisable from and after each installment date specified in the Notice of Grant and (iii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        B. If this Option is to be assumed in connection with a Fundamental Change described in Paragraph 6 or is otherwise to remain outstanding, then this Option shall be appropriately adjusted, immediately after such Fundamental Change, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Fundamental Change had the Option been exercised immediately prior to such Fundamental Change, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

     8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this Option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the Option and paid the Option Price.

     9. MANNER OF EXERCISING OPTION.

        A. In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

             (i) Execute and deliver to the Secretary of the Corporation a stock purchase agreement (the "Stock Purchase Agreement") in substantially the form of Exhibit B to the Notice of Grant.

             (ii) Pay the aggregate Option Price for the purchased shares in one or more forms approved under the Plan.

             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise this Option.

        B. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Purchase Agreement shall have been delivered to the Corporation, and the fair market value of a share of Common Stock on any relevant date shall be determined in accordance with subparagraphs (i) through (iii) below:

             (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

             (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

             (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the value determined pursuant to subparagraphs (i) and (ii) above does not accurately reflect the fair market value of the Common Stock, then such fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        C. As soon after the Exercise Date as practical, the Corporation shall mail or deliver to Optionee or to the other person or persons exercising this Option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

        D. In no event may this Option be exercised for any fractional shares.

     10. NON-COMPETE / NON SOLICITATION.

        A. The Optionee acknowledges that s/he is and will be in possession of Confidential Information and that his/her services are of unique and great value to the Corporation. Accordingly, during the Optionee's Service and for a period of three years thereafter or, in the case of termination of your employment without Cause, for the period thereafter during which the Company continues to pay your base salary (the "Non-Compete Period"), Optionee shall not directly or indirectly own, manage, control, participate in, consult with, render services to, or in any manner engage in, any enterprise that competes with any business of the Company conducted or proposed to be conducted on the date of termination of Service in any state or country in which the Corporation conducts business or plans to conduct business on such date. Nothing herein shall prohibit you from being a passive owner of not more than 1.0% of any publicly-traded class of capital stock of any entity engaged in a competing business, provided that you have no other relationship with such entity.

        B. During the Non-Compete Period, Optionee shall not (i) induce or attempt to induce any employee of the Corporation or any affiliate of the Company to terminate his/her employment, or in any way interfere with, the relationship between the Corporation or any affiliate of the Corporation and any employee thereof, (ii) hire directly or through another entity any person who was an employee of the Corporation or any affiliate of the Corporation at any time during the Service period or (iii) induce or attempt to induce any customer, vendor or other business relation of the Corporation or any affiliate of the Corporation to cease doing business with the Corporation or any affiliate of the Corporation, or in any way interfere with the relationship between any such customer, vendor or business relation and the Corporation or any affiliate of the Corporation.

        C. If, at the time of enforcement of this paragraph 10, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area.

        D. Optionee acknowledges that the Corporation would be irreparably harmed by Optionee's a breach of the provisions of this paragraph 10, and hereby consent to the Corporation's request for injunctive relief in connection with any such breach or threatened breach.

        E. The provisions of this paragraph 10 shall survive any termination of this Agreement or exercise of the Option.

     11. COMPLIANCE WITH LAWS AND REGULATIONS.

        A. The exercise of this Option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

        B. In connection with the exercise of this Option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and State securities laws.

     12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

     13. LIABILITY OF CORPORATION.

        A. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common

Stock issuable under the Plan is obtained in accordance with the provisions of
Article IV, Section 3, of the Plan.

        B. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

     14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Secretary of the Corporation at the Corporation's principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Notice of Grant. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     15. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

     16. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-law rules.

     17. SHAREHOLDER APPROVAL. The grant of this Option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board of Directors. Notwithstanding any provision of this Agreement to the contrary, this Option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, this Option shall thereupon terminate in its entirety and the Optionee shall have no further rights to acquire any Option Shares hereunder.

     18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this Option is designated an Incentive Stock Option in the Notice of Grant, the following terms and conditions shall also apply to the grant:

        A. This Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) this Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent disability (as defined in Paragraph 5) or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of permanent disability.

        B. Should this Option be designated as immediately exercisable in the Notice of Grant, then this Option shall not become exercisable in the calendar year in which granted if

(and to the extent) the aggregate fair market value (determined at the Grant
Date) of the Corporation's Common Stock for which this Option would otherwise first become exercisable in such calendar year would when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which this Option or one or more other Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other Option plan of the Corporation or its parent or subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this Option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18.B would not be contravened.

        C. Should this Option be designated as exercisable in installments in the Notice of Grant, then no installment under this Option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Corporation's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which one or more other Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other Option plan of the Corporation or any parent or subsidiary corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

     19. WITHHOLDING. Optionee hereby agrees to make appropriate arrangements with the Corporation or parent or subsidiary corporation employing Optionee for the satisfaction of all Federal, State or local income tax withholding requirements and all Federal social security employee tax requirements applicable to the exercise of this Option.

                                   iSKY, INC.



                            STOCK PURCHASE AGREEMENT


             This Stock Purchase Agreement (the "Agreement") is made as of this ___ day of _______, ____, by and among iSKY, Inc. (the "Corporation"),
_____________, the holder of a stock option (the "Optionee") under the Corporation's 1999 Stock Option/Stock Issuance Plan (the "Plan") and ______, the Optionee's spouse.

I.       EXERCISE OF OPTION

         1.1 EXERCISE. Optionee hereby purchases __________ shares ("Purchased Shares") of the Corporation's common stock ("Common Stock") pursuant to that certain option ("Option") granted Optionee on _____________, 2000 ("Grant Date") Year to purchase up to ____________ shares of the Common Stock ("Total Purchasable Shares") under the Corporation's 1999 Stock Option/Stock Issuance Plan (the "Plan") at an option price of $__________ per share ("Option Price").

         1.2 PAYMENT. Concurrently with the delivery of this Agreement to the Secretary of the Corporation (the "Secretary"), Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option (the "Stock Option Agreement") and shall deliver whatever additional documents may be required by the Stock Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

         1.3 DELIVERY OF CERTIFICATES. The certificates representing the Purchased Shares hereunder shall be held in escrow by the Secretary in accordance with the provisions of Article VII.

         1.4 SHAREHOLDER RIGHTS. Until such time as the Corporation actually exercises its repurchase right, rights of first refusal or special purchase right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article VII, subject, however, to the transfer restrictions of Article IV.

II.      SECURITIES LAW COMPLIANCE

         2.1 EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges previous receipt of a copy of the documentation for such Plan in the form of Exhibit C to the Notice of Grant of Stock Option (the "Grant Notice") accompanying the Stock Option Agreement.

         2.2 RESTRICTED SECURITIES.

                  A. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act.

                  B. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Purchased Shares, to the extent vested under Article V, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two (2)-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation and was not an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than two
(2) years following payment in cash of the Option Price therefor) will be applicable to the sale.

                  C. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Corporation and was not an affiliate during the preceding three (3) months, sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of two (2) years following the payment in cash of the Option Price for such shares.

         2.3 DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

                  A. Optionee shall have notified the Corporation of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition.

                  B. Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                  C. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

                  D. Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased.

                  The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

         2.4 RESTRICTIVE LEGENDS. In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or more of the following legends:

                  A. "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                  B. "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, 19__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Corporation's shares or upon termination of service with the Corporation. The Corporation will upon written request furnish a copy of such agreement to the holder hereof without charge."

III.     SPECIAL TAX ELECTION

         3.1 SECTION 83(b) ELECTION APPLICABLE TO THE EXERCISE OF A NON-STATUTORY STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of a Non-Statutory Stock Option, as specified in the Grant Notice, then the Optionee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Option Price paid for such shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article V of this Agreement. Optionee understands that he/she may elect under Section 83(b) of the Code to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares at the date of this Agreement equals the Option Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

         3.2 CONDITIONAL SECTION 83(b) ELECTION APPLICABLE TO THE EXERCISE OF AN INCENTIVE STOCK OPTION. If the Purchased Shares are acquired hereunder pursuant to the exercise of an Incentive Stock Option under the Federal tax laws, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

                  A. For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

                  B. The excess of (i) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (ii) the Option Price paid for the Purchased Shares will be includible in the Optionee's taxable income for alternative minimum tax purposes.

                  C. If the Optionee makes a disqualifying disposition of the Purchased Shares, then the Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (i) the fair market value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over
(ii) the Option Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                  D. For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article V of this Agreement. The term "disqualifying disposition" means any sale or other disposition 1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the execution date of this Agreement.

                  E. In the absence of final Treasury Regulations relating to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Section 83(b) of the Code which would limit (I) the Optionee's alternative minimum taxable income upon exercise and (II) the Optionee's ordinary income upon a disqualifying disposition, to the excess of (i) the fair market value of the Purchased Shares on the date the Option is exercised over (ii) the Option Price paid for the Purchased Shares. THE APPROPRIATE FORM FOR MAKING SUCH A PROTECTIVE ELECTION IS ATTACHED AS EXHIBIT II TO THIS AGREEMENT AND MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN THIRTY (30) DAYS AFTER THE DATE OF THIS AGREEMENT. HOWEVER, SUCH ELECTION IF PROPERLY FILED WILL ONLY BE ALLOWED TO THE EXTENT THE FINAL TREASURY REGULATIONS PERMIT SUCH A PROTECTIVE ELECTION.

         3.3 OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

IV.      TRANSFER RESTRICTIONS

         4.1 RESTRICTION ON TRANSFER. Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Corporation's Repurchase Right under Article V. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Corporation's First Refusal Right under Article VI. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue, provided and only if the Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

----------
              (1) Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

         4.2 TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Corporation's Repurchase Right and the Corporation's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such shares would be so subject if retained by the Optionee.

         4.3 DEFINITION OF OWNER. For purposes of Articles IV, V, VI and VII of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 4.1.

         4.4 MARKET STAND-OFF PROVISIONS.

                  A. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.4 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

                  B. Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.

                  C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Purchased Shares are at such time covered by such provisions.

                  D. In order to enforce the limitations of this paragraph 4.4, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

V.       REPURCHASE RIGHT

         5.1 GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the six (6) month period following the date the Optionee ceases for any reason to remain in Service or (if later) during the six (6) month period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the

Corporation and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee has not acquired a vested interest in accordance with the vesting schedule specified in the Grant Notice and paragraph 5.3 hereof (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

         5.2 EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable six (6) month period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

         5.3 TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which the Optionee vests in accordance with the vesting schedule specified in the Grant Notice. All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article VI, (ii) the market stand-off provisions of paragraph 4.4 and (iii) the Special Purchase Right under
Article VIII.

         5.4 AGGREGATE VESTING LIMITATION.

                  If the Option is exercised in more than one increment so that the Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 5.3, had all the Purchased Shares been acquired exclusively under this Agreement.

         5.5 FRACTIONAL SHARES. No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 5.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

         5.6 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

         5.7 CORPORATE TRANSACTION.

                  A. The Repurchase Rights shall automatically terminate and cease to be exercisable upon the consummation of any Fundamental Change (as defined in the Plan), provided that such Repurchase Rights shall not terminate if and to the extent the Repurchase Rights are assigned to the successor corporation (or parent thereof) in connection with such Fundamental Change.

                  B. Repurchase Rights which are assigned in connection with a Fundamental Change shall be exercisable with respect to the property issued to the Optionee upon consummation of such Fundamental Change in exchange for the Common Stock held by the Optionee subject to the Repurchase Rights immediately prior to the Fundamental Change.

                  C. Any Repurchase Rights which are assigned in a Fundamental Change and do not otherwise become vested at that time, shall automatically terminate and cease to be exercisable in the event the Optionee's Service should subsequently terminate by reason of a termination without Cause within eighteen
(18) months following the effective date of such Fundamental Change.

                  D. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VI.      RIGHT OF FIRST REFUSAL

         6.1 GRANT. The Corporation is hereby granted rights of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article V. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

         6.2 NOTICE OF INTENDED DISPOSITION. In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Secretary written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror and
(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

         6.3 EXERCISE OF RIGHT. The Corporation shall, for a period of forty-five (45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein or upon terms and conditions which do not materially vary from those specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The closing shall then be held on the later of
(i) the tenth business day following delivery of the Exercise Notice or (ii) the tenth business day after such cash valuation shall have been made.

         6.4 NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to Owner within forty-five (45) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Corporation's Repurchase Right under Article V and the Corporation's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of paragraph 2.2(a) and
(ii) the market stand-off provisions of paragraph 4.4. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

         6.5 PARTIAL EXERCISE OF RIGHT. In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                  A. sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

                  B. sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

                  Failure of Owner to deliver timely notification to the Corporation under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

         6.6 RECAPITALIZATION/MERGER.

                  A. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

                  B. In the event of any of the following transactions: (i) a merger or consolidation in which the Corporation is not the surviving entity;
(ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets; (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to person or persons other than those who held such securities immediately prior to the merger; or (iv) any transaction effected primarily to change the State in which the Corporation is incorporated, or to create a holding company structure, the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the transaction but only to the extent the Purchased Shares are at the time covered by such right.

         6.7 LAPSE. The First Refusal Right under this Article VI shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

VII.     ESCROW

         7.1 DEPOSIT. Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Secretary to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Secretary, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow.

         7.2 RECAPITALIZATION. All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Fundamental Change, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Secretary to be held in escrow under this Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

         7.3 RELEASE/SURRENDER. The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

                  A. Should the Corporation (or its assignees) elect to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Option Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

                  B. Should the Corporation (or its assignees) elect to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Corporation, and the

Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

                  C. Should the Corporation (or its assignees) elect not to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with the provisions of paragraph 6.4.

                  D. As the interest of the Optionee in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                           i. The initial release of vested shares (or other
vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12)-month period measured from the Grant Date.

                           ii. Subsequent releases of vested shares (or other
vested assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur eighteen
(18) months after the Grant Date.

                           iii. Upon the Optionee's cessation of Service, any
escrowed Purchased Shares (or other assets or securities) in which the Optionee is at the time vested shall be promptly released from escrow.

                           iv. Upon any earlier termination of the Corporation's
Repurchase Right in accordance with the applicable provisions of Article V, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

                  E. All Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (D) above shall nevertheless remain subject to (I) the Corporation's First Refusal Right under Article VI until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article VIII.

VIII.    MARITAL DISSOLUTION OR LEGAL SEPARATION

         8.1 GRANT. In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

         8.2 NOTICE OF DECREE OR AGREEMENT. The Optionee shall promptly provide the Secretary with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

         8.3 EXERCISE OF SPECIAL PURCHASE RIGHT. The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Secretary the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under Article VII, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

                  If the Optionee's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and the Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5)-business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

         8.4 LAPSE. The Special Purchase Right under this Article VIII shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

IX.      GENERAL PROVISIONS

         9.1 ASSIGNMENT. The Corporation may assign its Repurchase Right under
Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

                  If the assignee of the Repurchase Right is other than a subsidiary corporation of the Corporation or a parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

         9.2 DEFINITIONS. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary entities of the Corporation:

                  A. Any entity (other than the Corporation) in an unbroken chain of entities ending with the Corporation shall be considered to be a parent entity of the Corporation, provided each such entity in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock (or other equity securities) possessing fifty percent (50%) or more of the total combined voting power of all classes of voting securities in one of the other entities in such chain.

                  B. Each entity (other than the Corporation) in an unbroken chain of entities beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such entity (other than the last entity) in the unbroken chain owns, at the time of the determination, equity securities possessing fifty percent (50%) or more of the total combined voting power of all classes of voting securities in one of the other entities in such chain.

         9.3 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary entity of the Corporation employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary entity of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

         9.4 NOTICES. Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

         9.5 NO WAIVER. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article V, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under
Article VI, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article VIII shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         9.6 CANCELLATION OF SHARES. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

X.       MISCELLANEOUS PROVISIONS

         10.1 OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         10.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         10.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

         10.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         10.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement or agreed in writing to join herein and be bound by the terms and conditions hereof.

         10.6 POWER OF ATTORNEY. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                  iSKY, Inc.


                                       By:
                                          --------------------------------------
                                       Title: Vice President and General Counsel
                                             -----------------------------------

                             Address:  4600 South Syracuse Street, Suite 500
                                       -----------------------------------------
                                       Denver, Colorado  80237-2750
                                       -----------------------------------------


                                       -----------------------------------------
                                       Optionee *

                             Address:
                                       -----------------------------------------
                                       -----------------------------------------

                  The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.

                                       -----------------------------------------
                                       Optionee's Spouse

                             Address:
                                       -----------------------------------------
                                       -----------------------------------------


----------
         * I have executed the Section 83(b) election that was attached hereto as Exhibit II. As set forth in Article III, I understand that I, and not the Corporation, will be responsible for completing the form and filing the election with the appropriate office of the Federal and State tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will not be entitled to the tax benefits provided by Section 83(b).

                                                                       EXHIBIT I
                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                  FOR VALUE RECEIVED, _____________________ hereby sell(s), assign(s) and transfer(s) unto iSKY, Inc. (the "Corporation"),____(___) shares of the Common Stock of the Corporation standing in his\her name on the books of the Corporation represented by Certificate No. __ and do hereby irrevocably constitute and appoint ________________ as Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:
      ------------------
                                       Signature
                                                --------------------------------





INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Optionee.


                                  Exhibit I-1

                                                                      EXHIBIT II

                           SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code (the "Code"), pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:

         Name:
              ------------------------------------------------------------------
         Address:
                 ---------------------------------------------------------------
         Taxpayer Identification No.:
                                     -------------------------------------------

(2) The property with respect to which the election is being made is ____________ shares of the common stock of iSKY, Inc. (the "Corporation").

(3)      The property was issued on _________________, 19 __.

(4) The taxable year in which the election is being made is the calendar year 19__.

(5) The property is subject to a repurchase right pursuant to which the Corporation has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the Corporation is terminated. The Corporation's repurchase right lapses in a series of annual and monthly installments over a four year period ending on __________, 19__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__ per share.

(7)      The amount paid for such property is $_______ per share.

(8) A copy of this statement was furnished to the Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)      This statement is executed as of: _______________, 20__.



-----------------------------          -----------------------------------------
Spouse (if any)                        Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Stock Purchase Agreement.



                                  Exhibit II-1

                  SPECIAL PROTECTIVE ELECTION PURSUANT TO
                  SECTION 83(b) OF THE INTERNAL REVENUE CODE WITH
                  RESPECT TO PROPERTY ACQUIRED UPON EXERCISE OF
                  AN INCENTIVE STOCK OPTION


The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

                  1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

                  2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

This form should be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Stock Purchase Agreement.

                  NOTE: PAGE 2 SHOULD BE ATTACHED ONLY IF YOU ARE EXERCISING AN INCENTIVE STOCK OPTION.



                                  Exhibit II-2

                             OPTION GRANT AGREEMENT


         THIS OPTION GRANT AGREEMENT (the "AGREEMENT") is entered into as of _______________, 2000, by and between WILDBLUE COMMUNICATIONS, INC. (f/k/a iSKY, Inc., iSKY.net, Inc., and Kastar Satellite Communications Corp.), a Delaware corporation (the "COMPANY") and ________________________ (the "OPTION HOLDER").

         WHEREAS, the Company and the Option Holder have entered into that certain Amended and Restated Stock Option Agreement, dated as of _____________ 1999 (the "OPTION AGREEMENT") (terms not otherwise defined herein shall have the meanings ascribed thereto in the Option Agreement); and

         WHEREAS, pursuant to the terms of the Option Agreement, the Company is obligated to grant Option Holder Subsequent Option Grants upon the occurrence of a "Dilutive Event"; and

         WHEREAS, Dilutive Events have occurred requiring the Company to grant Option Holder options to acquire: (i) _______________ shares of the Company's $.001 par value per share Series _____ Preferred Stock (the "SERIES A STOCK") at $____________ per share; (ii)

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, it is mutually covenanted and agreed by the parties hereto as follows:

         1. SUBSEQUENT OPTION GRANT. Subject to the terms and conditions of this Agreement and the Option Agreement, effective as of the date hereof, the Company hereby grants to Option Holder an option to purchase:

           NO. OF SHARES         STOCK DESCRIPTION                                  EXERCISE PRICE PER SHARE
           -------------         -----------------                                  ------------------------


         2. VESTING. The Option granted hereunder and the shares issuable upon exercise thereof, shall be considered to have vested, or will vest, for purposes of Section 2 of the Option Agreement, on the same dates and in the same percentages as the Initial Option Shares vest.

         3. ADDITIONAL TERMS. Except as expressly set forth in this Agreement, the Options granted hereunder, and the rights and obligations of the Option Holder and the Company with respect thereto (including, but not limited to requirements for exercise, vesting and expiration of such Options), shall be governed by the terms and conditions set forth in the Option Agreement. The Option Shares received by the Option Holder upon exercise of the Option granted hereunder shall, in all respects, be treated in the same manner under the Option Agreement as the Initial Option Shares, including without limitation, under
Section 4 thereof. If there is a conflict between the terms hereof and the terms of the Option Agreement, the terms of the Option Agreement shall control.

             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement as of the day and year first above written.


                                       WILDBLUE COMMUNICATIONS, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       OPTION HOLDER:


                                       -----------------------------------------